UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2015

QUEST SOLUTION, INC.

(Exact name of registrant as specified in charter)

Delaware	000-09047	20-3454263
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2580 Anthem Village Dr. Henderson, NV 89052

(Address of Principal Executive Offices)

(702) 399-9777

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On August 13, 2015, Quest Solution, Inc. (the “Company”) issued a press release (the “Q2 Results Press Release”) announcing financial results for the second quarter ended June 30, 2015, and selected second quarter and year-to-date highlights. A copy of the Q2 Results Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On August 6, 2015, the Company issued a press release (the “Customer Press Release”) announcing that it expects to significantly expand its business with a long-time customer, which is a leading global manufacturer of PVC piping components. A copy of the Customer Press Release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

On August 17, 2015, the Company issued a press release (the “Conference Call Press Release”) and held a telephonic conference call to provide a update to the Company’s stockholders discuss the Company’s financial results for the second quarter, the business strategy, provide a general corporate update and conduct a question and answer period. A copy of the Conference Call Press Release is attached hereto as Exhibit 99.3 and is incorporated herein by reference. With this Current Report, the Company is attaching a script of the conference call as Exhibit 99.4, which is incorporated herein by reference.

Pursuant to the rules and regulations of the Securities and Exchange Commission, the information in these Items 2.02 and 7.01 disclosures, including Exhibits 99.1, 99.2, 99.3 and 99.4, and the information set forth therein, is deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Q2 Results Press Release, dated August 13, 2015

99.2	Customer Press Release, dated August 6, 2015

99.3	Conference Call Press Release, dated August 17, 2015

99.4	Script of Quest Solution, Inc. Conference Call, held August 17, 2015 at 4:30 PM EST

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 19, 2015

QUEST SOLUTION, INC.

By:	/s/ Tom Miller
Tom Miller
Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Q2 Results Press Release, dated August 13, 2015

99.2	Customer Press Release, dated August 6, 2015

99.3	Conference Call Press Release, dated August 17, 2015

99.4	Script of Quest Solution, Inc. Conference Call, held August 17, 2015 at 4:30 PM EST

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